UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2006

CITIZENS BANKING CORPORATION
(Exact name of registrant as specified in its charter)

000-10535
(Commission File Number)

Michigan (State or other jurisdiction of incorporation)	38-2378932 (I.R.S. Employer Identification Number)
328 S. Saginaw Street, Flint, Michigan 48502
(Address of principal executive offices and zip code)
(810) 766-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Citizens Banking Corporation, a Michigan corporation (the “Company”), and Citizens Funding Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on October 3, 2006 the public offering of $150,000,000 aggregate principal amount of the Trust’s 7.50% Enhanced Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement, dated September 26, 2006, among the Company, the Trust and Morgan Stanley & Co. Incorporated and UBS Securities LLC, as representatives of the several underwriters named in Schedule A thereto. The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and U.S. Bank National Association, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 7.50% Junior Subordinated Debentures, due 2066 (the “Junior Subordinated Debentures”), issued pursuant to an Indenture (the “Indenture”) dated October 3, 2006, as supplemented by the First Supplemental Indenture, dated October 3, 2006, between the Company and U.S. Bank National Association. The Capital Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-137490 and 333-137490-01).
     On October 3, 2006, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption or repurchase of the Capital Securities or the Junior Subordinated Debentures unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached as an exhibit hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
1.1	Underwriting Agreement, dated September 26, 2006, between Citizens Banking Corporation, the Trust and Morgan Stanley & Co. Incorporated and UBS Securities Inc., as representatives of the several Underwriters.

4.1	Indenture, dated October 3, 2006, between the Company and U.S. Bank National Association.

4.2	First Supplemental Indenture, dated October 3, 2006, between the Company and U.S. Bank National Association (Annexes C and D to the First Supplemental Indenture are set forth in Exhibits 4.3 and 4.6, respectively).

4.3	Amended and Restated Trust Agreement, dated as of October 3, 2006, by and among the Company, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees named therein.

4.4	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.5	Specimen 7.50% Junior Subordinated Debenture (included as part of Exhibit 4.2).

4.6	Guarantee Agreement, dated October 3, 2006, between the Company and U.S. Bank National Association, as Guarantee Trustee.

99.1	Replacement Capital Covenant of the Company, dated as of October 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 3, 2006

CITIZENS BANKING CORPORATION
By:	/s/ Thomas W. Gallagher
	Name:	Thomas W. Gallagher
	Title:	General Counsel and Secretary

INDEX TO EXHIBITS
     (d) Exhibits.
1.1	Underwriting Agreement, dated September 26, 2006, between Citizens Banking Corporation, the Trust and Morgan Stanley & Co. Incorporated and UBS Securities Inc., as representatives of the several Underwriters.

4.1	Indenture, dated October 3, 2006, between the Company and U.S. Bank National Association.

4.2	First Supplemental Indenture, dated October 3, 2006, between the Company and U.S. Bank National Association (Annexes C and D to the First Supplemental Indenture are set forth in Exhibits 4.3 and 4.6, respectively).

4.3	Amended and Restated Trust Agreement, dated as of October 3, 2006, by and among the Company, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees named therein.

4.4	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.5	Specimen 7.50% Junior Subordinated Debenture (included as part of Exhibit 4.2).

4.6	Guarantee Agreement, dated October 3, 2006, between the Company and U.S. Bank National Association, as Guarantee Trustee.

99.1	Replacement Capital Covenant of the Company, dated as of October 3, 2006.